UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Sino Silver Corp.

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SINO SILVER CORP.
555 Burrard Street, Suite 900
Vancouver, British Columbia V7X 1M8

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 27, 2005

     Sino Silver Corp.’s 2005 Annual Meeting of Stockholders will be held on Monday, June 27, 2005 at 11:00 a.m. We will meet at ___, Miami, Florida 33131. If you owned common stock at the close of business on May 20, 2005 you may vote at this meeting or any adjournments or postponements thereof. At the meeting, we plan to:

1.	Elect five directors for a term of one year and, in each case, until their successors are duly elected and qualified;

2.	Approve the reincorporation of Sino Silver Corp. in the State of Delaware;

3.	Approve the 2005 Sino Silver Corp. Equity Participation Plan; and

4.	Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The Board of Directors is not aware of any other proposals for the June 27, 2005 meeting.

     It is important that your common stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking and dating the enclosed proxy card. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

On behalf of the Board of Directors of
Sino Silver Corp.,

Ian Park
Chairman

Vancouver, British Columbia
May ___, 2005

     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

     i

SINO SILVER CORP.
555 Burrard Street, Suite 900
Vancouver, British Columbia V7X 1M8

PROXY STATEMENT

INFORMATION ABOUT THE MEETING

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sino Silver Corp. (referred to herein as “we,” “us,” “our” and the “Company”) for the Annual Meeting of Stockholders to be held on Monday, June 27, 2005 at 11:00 a.m. at _________ in Miami, Florida 33131 and thereafter as it may from time to time be adjourned. This proxy statement and the accompanying proxy are first being mailed to Stockholders on or about May 23, 2005.

     Who May Vote

     Each stockholder of record at the close of business on May 20, 2005 is entitled to notice of and to vote at the annual meeting. On the record date, there were ___shares of our common stock outstanding, with a par value of $.001 per share (the “Common Stock”). As of May 20, 2005, there were no shares of preferred stock outstanding. Holders of the Common Stock are entitled to one vote per share held as of the record date.

     How You May Vote

     You may vote (1) in person by attending the meeting or (2) by mail by completing and returning a proxy. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card.

     Proxies duly executed and received in time for the meeting will be voted in accordance with your instructions. If no instructions are given, proxies will be voted as follows:

1.	FOR the election as a director of the five nominees for director named herein, each to serve for a term of one year and, in each case, until their successors are duly elected and qualified;

2.	FOR the approval of the reincorporation of Sino Silver Corp. in the State of Delaware;

3.	FOR the approval of the 2005 Sino Silver Corp. Equity Participation Plan; and

4.	In the discretion of the proxy holders, FOR or AGAINST such other business as may properly come before the meeting or any adjournment thereof.

     How You May Revoke or Change Your Vote

     Proxies may be revoked at any time prior to the meeting in the following ways:

•	by giving written notice of revocation to the Secretary of Sino Silver Corp.;

•	by giving a later dated proxy; or

•	by attending the meeting and voting in person.

     Voting Procedures

     All record holders of issued and outstanding shares of Common Stock are entitled to vote on Proposals 1, 2 and 3. Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors. Shares for which brokers have not received instructions, and therefore are not voted with respect to a certain proposal are referred to as “broker non-votes.”

     Under Nevada law and our Bylaws, the presence in person or by proxy of Stockholders entitled to cast a majority of all votes entitled to be cast on the matter at the annual meeting constitutes a quorum. A share that is represented “for any purpose” is deemed present for quorum purposes. Therefore, abstentions and broker non-votes will count for purposes of determining if there is a quorum present at the annual meeting.

PROPOSAL ONE
ELECTION OF DIRECTORS

Proposal

     Our Board of Directors currently consists of five directors, with directors serving a one-year term. Our current Board members are as follows:

Ian Park
Harry Hopmeyer
J. Randall Martin
R. X. Xu
Vincent Joe

     The terms of the current directors will expire at the 2005 Annual Meeting of Stockholders. The Board has recommended that all of the existing directors be nominated for reelection.

     Nominees

     The following current directors have all been nominated by the Board for election to the Board of Directors as directors for a term of one year, expiring at the 2006 Annual Meeting of Stockholders and until their successors are elected and qualified:

     Ian G. Park has been a director of the Company since November, 2004. Mr. Park is president of a private company, Latinvest Capital Limited, based in Toronto, Canada dedicated to international investments and management consulting in the fields of mining and exploration. Mr. Park was the founder of Greenstone Resources in 1986, one of the first Canadian companies to invest in exploration and mine development in Latin America. Greenstone Resources invested over $10 million in Colombia and built the third largest gold mine in the country in 1991, the Oronorte mine located in Zaragoza, Antioquia. It also raised over $100 million to develop open pit mines in Panama, Honduras and successfully privatized the La Libertad mine in Nicaragua in 1991. In the 1970s, Mr. Park served as chief geophysicist for Union Miniere Exploration, based in Toronto where he supervised Canadian geophysical exploration for porphyry copper gold deposits in Western Canada, and massive sulfides and gold exploration in Eastern Canada. He is a graduate of the University of Toronto with a Bachelor of Science in Geology and Geophysics and is a graduate of Dalhousie University where he received a Masters of Science in Marine Geology and Geophysics.

     Harry Hopmeyer has been a director of the Company since January, 2005. Mr. Hopmeyer is a director and co-founder of Faircourt Asset Management Inc. which currently manages in excess of $650 million Canadian in assets and invests in a diversified portfolio of business and industrial trusts, commodity trusts, REITS, and “pipeline generation” funds. Mr. Hopmeyer is also a Senior Canadian advisor to BLC-Edmond de Rothschild Bank in Paris, France, and is Chairman of CSP Security Group and was appointed to the Canadian Centre of Security and Intelligence based in Ottawa Canada. Mr. Hopmeyer co-founded Fast Company Media Enterprises, Cambridge, Massachusetts. He co-founded and was a director of Prime Restaurant Group with Claridge Investments. In 2003 he served as President and CEO of Kruco Inc.(holding company for parts of the Kruger Pulp & Paper company). He has served on the board of several other international mining companies as well. Mr. Hopmeyer is also past director of the Montreal Children’s Hospital; he is also National Chairman of “Leave Out Violence,” a leading national Canadian organization that offers various training programs to help young people adapt to real-life stresses of the modern world. Additionally, he is a council member of the Historica Foundation (formerly the CRB Foundation).

     J. Randall Martin has been a director of the Company since February, 2005. Mr. Martin is President and CEO of RNC Gold Inc. (TSX-RNC) and has over 20 years of experience in the mining industry. He has worked with AMAX Inc. (a world wide based metals mining company), DRX Inc. (a junior exploration company), Martin Marrietta and Behre Dolbear (a mining consulting company). Mr. Martin formed a mining consulting company in 2000 which focuses on management, operation and construction of open pit and underground mines in Central America. He was instrumental in acquiring the Bonanza mine and concessions as well as the La Libertad mine in Nicaragua for RNC Gold Inc. Mr. Martin has a BSC in mining engineering from the Krumb School of Mines at Columbia University and did graduate work at the same institution.

     R.X. Xu has been a director of the Company since December, 2004. Mr. Xu is a senior economist and currently holds the position of Executive Vice President for the CITIC Group CIT-U.I.C Investment Co. Ltd., a subsidiary of China International Trust & Investment Corporation (CITIC). Prior to his position with CITIC, Mr. Xu served as senior official for the China Coal Mining Association and participated and directed many coal mining projects in north China.

     Vincent Joe has been a director of the Company since December, 2004. Mr. Joe has a BA in history from Qufu Normal University and an LLM in International Law from Foreign Affairs College. He is a 1997 Graduate of the American International Law Program sponsored by the Southwestern Legal Foundation, USA and, has served as a board member of CITIC-UIC Investment Pte, Ltd., Singapore, a subsidiary of CITIC. Mr. Joe’s prior legal experience includes GZ Law Firm and the Legal Department of China International Trust & Investment Corporation (CITIC). Mr. Joe served on the board of CITIC-UIC Investment Pte., Ltd. Singapore from 1997-2002 and as a board member and president of the Mchanao Construction Corporation from 2000 to 2002.

     Each of the nominees has consented to be named in this proxy statement and to serve as a member of our Board of Directors if elected. In the event that a nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than five nominees. Our management has no reason to believe that the nominees will not serve if elected.

Vote Required

     The affirmative vote of a plurality of the votes cast by holders of outstanding shares of the Common Stock is required for the approval of the election of a director. You may vote in favor of a nominee or you may withhold your vote from a nominee. Votes that are withheld with respect to this matter will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote “FOR” each of the five nominees.

Compensation of Directors

     Our 2005 Equity Participation Plan provides that all non-employee directors, upon their initial election or appointment to the Board of Directors, will be granted non-qualified stock options to purchase 100,000 shares of Common Stock with a per share exercise price equal to the fair market value per share of our Common Stock at the grant date. Fifty percent of such options will vest and become exercisable on the first anniversary of the grant date and 25% of the options shall vest and become exercisable on the second and third anniversaries, so long as the person continues to serve as a member of our Board of Directors. Additionally, after each year of service as a director, each continuing non-employee director will receive an annual grant of up to 50,000 non-qualified stock options to purchase shares of Common Stock. The number of shares and vesting will be determined by the full Board of Directors annually. The per share exercise price of these options will equal the fair market value per share of our Common Stock at the grant date.

     Each of Messrs. Joe, Xu and Park receive $2,500 per month from the Company pursuant to individual consulting agreements. Non-employee directors are also reimbursed for incidental expenses associated with each Board of Directors’ meeting.

Independence of the Board

     The Board of Directors has determined that the following two individuals of its five member Board of Directors are independent as defined by the Nasdaq Marketplace Rules: Messrs. J. Randall Martin and Harry Hopmeyer.

Committees and Meetings of the Board

     The Board of Directors held one meeting and took action by written consent three times during the year ended December 31, 2004. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors. It is the policy of the Board of Directors of Sino Silver Corp. to encourage its members to attend Sino Silver Corp.’s Annual Meeting of Stockholders.

     On March 30, 2005 the Board of Directors approved our Code of Ethics. The Code of Ethics sets forth standards of conduct applicable to our officers and employees to promote honest and ethical conduct, full, fair, accurate, timely and understandable disclosure, and compliance with applicable governmental rules and regulations. Our Code of Ethics was attached as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

     Audit Committee. The Audit Committee presently consists of Mr. Hopmeyer. Our Board of Directors has determined that the member of the Audit Committee is an independent director as defined under Rule 4200(a)(15) of The Nasdaq Stock Market Inc.’s Marketplace Rules. The Audit Committee has been assigned the principal function of establishing our audit policies, selecting our independent auditors and overseeing the engagement of our independent auditors. The Audit Committee’s responsibilities are set forth in an Audit Committee Charter, a copy of which will be added to the Sino Silver Corp.’s website www.sinosilvercorp.com, prior to the ,mailing of this proxy statement. The Audit Committee did not hold any meetings during the year ended December 31, 2004.

     Compensation Committee. The Compensation Committee presently consists of Messrs. Hopmeyer and Martin. The Compensation Committee has been assigned the functions of establishing salaries, incentives and other forms of compensation for executive officers and administers incentive compensation and benefit plans provided for employees. The Compensation Committee did not hold any meetings during the year ended December 31, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of our outstanding Common Stock to file with the SEC reports of changes in their ownership of Common Stock. Officers, directors and greater than 10% Stockholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during the year ended December 31, 2004, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% Stockholders were complied with other than a late Form 3 for Ian Park.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee was not formed until 2005 so no interlocks existed.

Independent Auditor’s Fees

     The aggregate fees billed to Sino Silver Corp. for the years ended December 31, 2003 and 2004, by our principal accounting firm Amisano Hanson Chartered Accountants, are as follows:

     Audit Fees: The aggregate audit fees paid for professional services rendered by Amisano Hanson for the years ended December 31, 2003 and 2004 were approximately $5,344 and $11,477, respectively. These professional services included fees associated with (i) the audit of our annual financial statements (Form 10-K); and (ii) reviews of our quarterly financial statements (Forms 10-Q).

     All Other Fees: There were fees paid to Amisano Hanson of $1,514 and $1,590 for professional services that were not included in audit fees, audit-related fees and tax fees for the years ended December 31, 2003 and 2004, respectively.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

     As of April 29, 2005 each of the persons below served as one of our executive officers (the “Named Executive Officers”) or key employees.

Name	Age	Position
Ian Park	58	President
Gary Harbottle	45	Chief Financial Officer and Secretary

     Below is a summary of the business experience of Gary Harbottle who does not serve on our Board of Directors. The business experience of Ian Park appears under the caption “Election of Directors” set forth above.

     Gary Harbottle has been Chief Financial Officer and Secretary of the Company since November, 2004. Mr. Harbottle has over 20-years experience providing accounting, taxation, and regulatory compliance services to numerous public and private companies. He has worked with mining and mineral exploration companies around the world, including Canada, the United States, South America and Indonesia. Companies with which Mr. Harbottle has been affiliated include Red Lake Resources Ltd., Grande Portrage Resources Ltd., Seabridge Gold Inc., Inlet Resources Ltd., and Borneo Gold Corp. Mr. Harbottle is a graduate of the British Columbia Institute of Technology (1982).

EXECUTIVE COMPENSATION

Compensation

     None of our executive officers had total annual salary and bonus exceeding $100,000 during the fiscal year ended December 31, 2004.

Stock Option Grants and Exercises

     Sino Silver Corp. did not grant stock options during the year ended December 31, 2004 to any executive officers. No options were exercised by any executive officers during the year ended December 31, 2004.

     Sino Silver does not have any employment agreements with its executive officers. Ian Park receives $2,500 per month from the Company pursuant to a consulting agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the year ended December 31, 2004 we did not have any relationships or transactions with any of our executive officers or directors that were required to be reported pursuant to Item 404 of Regulation S-K.

PERFORMANCE GRAPH

     Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Performance Graph of Stockholder Return that follow shall not be incorporated by reference into any such filings.

     Total stockholder return is determined by dividing (i) the change in share price between the beginning and end of the measurement period, by (ii) the share price at the beginning of the measurement period.

	November __, 2004	December 31, 2004
Sino Silver Corp.
Nasdaq Stock Market –US
______________

$100 invested on November 11, 2004 in stock or in Index for the period ended December 31, 2004

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of April 29, 2005 by (i) each of our directors and nominees, (ii) each Named Executive Officer and (iii) each person known by us to be the beneficial owner of more than five percent (5%) of the shares outstanding of Common Stock. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the indicated shares.

	Number of
	Shares	Percent of Common
Name	Beneficially Owned (1)	Stock(2)
Ian Park(3)	2,500,000	6.29%
Harry Hopmeyer	0	0%
Randy Martin	0	*
R. X. Xu	0	*
Vincent Joe	0	*
Gary Harbottle	0	*
All current directors and executive officers as a group (6 persons)	2,500,000	6.29%
Anthony England	2,500,000	6.29%
The Free Market Fund(4)	3,700,000	10.06%

*	Less than 1% of outstanding shares.

     Except as otherwise indicated, the address of each person named in this table is c/o Sino Silver Corp., 555 Burrard Street, Suite 900, Vancouver, British Columbia V7X 1M8.

(1)	“Beneficial Ownership” includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes options which are exercisable within sixty days of the date of this Proxy Statement. Beneficial ownership as reported in the above table has been determined in accordance with Rule l3d-3 of the Securities Exchange Act of 1934. Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), shares of the Company’s Common Stock that a beneficial owner has the right to acquire within 60 days pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such owner but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	The percentages are based upon based on 36,150,000 shares of common stock issued and outstanding as of April 29, 2005.

(3)	Latinvest Capital Ltd. (“Latinvest”) is the direct beneficial owner of all of the 2,500,000 Shares of our common stock. Ian Park owns 100% of the capital stock of Latinvest.

(4)	Includes 600,000 warrants to purchase common stock. The address of The Free Market Fund is 3630 Park Central Blvd. N., Pompano Beach, FL 33064.

PROPOSAL TWO
REINCORPORATION OF SINO SILVER CORP. IN DELAWARE

INTRODUCTION

     The Board of Directors has approved a plan to change the Company’s state of incorporation from Nevada to Delaware (the “Reincorporation”). The Reincorporation will be effected by merging (the “Merger”) the Company into Sino Silver Corp., a Delaware corporation (“Sino Delaware”), pursuant to an Agreement and Plan of Merger to be entered into between the Company and Sino Delaware (the “Merger Agreement”). A copy of the Merger Agreement is included as Appendix A to this Proxy Statement. Sino Delaware is a wholly-owned subsidiary of the Company recently incorporated in Delaware solely for the purpose of effecting the Reincorporation. Sino Delaware currently has no material assets and no business operations. Upon consummation of the Reincorporation, Sino Delaware will continue to exist in its present form under the name “Sino Silver Corp.”

THE MERGER

     The Reincorporation will be effected by the Merger, with Sino Delaware being the surviving corporation. The terms and conditions of the Merger are set forth in the Merger Agreement included as Appendix A to this Proxy Statement, and the summary of the terms and conditions of the Merger set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Merger, Sino Delaware will continue to exist in its present form under the name Sino Silver Corp., and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, Sino Delaware will succeed to all of the assets and assume all of the liabilities of the Company. The Board of Directors of Sino Delaware will be comprised of the persons elected to the Company’s Board of Directors at the Annual Meeting.

     After the Merger, the rights of stockholders and the Company’s corporate affairs will be governed by the Delaware General Corporation Law (the “DGCL”) and by the certificate of incorporation and bylaws of Sino Delaware, instead of the Nevada Revised Statutes (the “NRS”) and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under “Material Differences between Nevada and Delaware Corporate Laws.” A copy of the certificate of incorporation of Sino Delaware is included as Appendix B to this Proxy Statement. The articles of incorporation and bylaws of the Company and the bylaws of Sino Delaware are available for inspection by stockholders of the Company at the principal offices of the Company located at Suite 900, 555 Burrard Street, Vancouver, British Columbia.

     Upon the effectiveness of the Merger, each outstanding share of Common Stock of the Company will be automatically converted into one share of common stock, par value $.001 per share of Sino Delaware (the “Delaware Common Stock”). Each outstanding certificate representing shares of Common Stock will continue to represent the same number of shares of Delaware Common Stock and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Delaware Common Stock. IT WILL NOT BE NECESSARY FOR THE COMPANY’S STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF SINO DELAWARE. The Delaware Common Stock will continue to be listed on the Over-the-Counter Electronic Bulletin Board, without interruption, and the Over-the-Counter Electronic Bulletin Board will consider the delivery of existing stock certificates of the Company as constituting “good delivery” of shares of Sino Delaware in stock transactions effected after the Merger.

     Following the Merger, the 2005 Equity Participation Plan adopted at this annual meeting will be continued by Sino Delaware, and the options granted pursuant to such plan will automatically be converted into options to purchase the same number of shares of Delaware Common Stock at the same exercise price and upon the same terms and conditions as set forth in the options. Restricted stock issued pursuant to the 2005 Equity Participation Plan will be converted into restricted stock of Sino Delaware on the same terms and conditions.

     Consummation of the Merger is subject to the approval of the Company’s stockholders. The affirmative vote of the holders of a majority of the votes represented by the outstanding shares of the Common Stock whether or not present at the Annual Meeting, who are entitled to vote at the Annual Meeting is required for the approval and adoption of the Merger. The Merger is expected to become effective as soon as practicable after stockholder approval is obtained and all other conditions to the Merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Merger and the listing of the shares of the Delaware Common Stock on the Over-the-Counter Electronic Bulletin Board. Prior to its effectiveness, however, the Merger may be abandoned by the Board of Directors if, for any reason, the Board of Directors determines that consummation of the Merger is no longer advisable.

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

     The Board of Directors has requested stockholders to approve the Reincorporation for many reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Furthermore, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

     Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts.

     In the opinion of Board of Directors of Sino Silver, the latitude described above affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under the DGCL, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation’s previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock, if any, having a preference upon the distribution of assets. Under the NRS, dividends may not be paid by the corporation if the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation’s articles of incorporation permit otherwise) if the corporation’s total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between NRS and the DGCL are more fully explained below in the section entitled “Comparative Rights of Stockholders.”

     In the opinion of the Board of Directors of Sino Silver, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility afforded by the DGCL.

DISADVANTAGES OF REINCORPORATION IN DELAWARE

     Despite the belief of the Board of Directors of Sino Silver is to the benefits and advantages of reincorporation in Delaware, some stockholders may find the Reincorporation disadvantageous for several reasons. As discussed below, the DGCL, unlike any applicable provision of the NRS, contains a statutory provision intended to discourage certain takeover attempts Delaware corporations which are not approved by the Board of Directors. This anti-takeover provision could have the effect of lessening the possibility that stockholders of Sino Delaware would be able to receive a premium above market value for their shares of Delaware Common Stock in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of Delaware Common Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by the Sino Delaware Board of Directors and may make removal of the Board of Directors or management less likely as well.

     As further discussed below, the Delaware Charter contains a provision limiting director liability under certain circumstances and the Delaware Bylaws contain provisions relating to indemnification of directors and officers. These provisions could operate to the potential disadvantage of the stockholders of Sino-Delaware. For example, their inclusion may have the effect of reducing the likelihood of Sino Delaware recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited Sino Delaware and its stockholders. In addition, the stockholders of Sino Delaware will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of Sino-Delaware. Following the Reincorporation, the authorized capital stock of Sino Delaware will remain unchanged. No additional shares of Delaware Common Stock other than those shares issued in exchange for shares of Sino Silver Common Stock will be issued by Sino Delaware in connection with the Reincorporation and no shares of Sino Delaware Preferred Stock will be issued by Sino Delaware in connection with the Reincorporation. Sino Silver’s current directors will become the directors of Sino-Delaware. All employee benefit, stock option and employee stock purchase plans of Sino Silver will become Sino Delaware plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions. Stockholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as Sino Delaware plans. Other employee benefit arrangements of Sino Silver will also be continued by Sino Delaware upon the terms and subject to the conditions currently in effect.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     A holder of the Common Stock will not recognize gain or loss in respect of his Common Stock as a result of the Reincorporation. His basis in a share of Sino Delaware will be the same as his basis in the corresponding share of the Company held immediately prior to the Reincorporation. His holding period in a share of Sino Delaware will include the period during which he held the corresponding share of the Company, provided he held the corresponding share as a capital asset at the time of the Reincorporation.

     In addition, neither the Company nor Sino Delaware will recognize gain or loss as a result of the Reincorporation, and Sino Delaware will generally succeed, without adjustment, to the tax attributes of the Company. Upon Reincorporation, however, Sino Delaware will be subject to Delaware franchise tax. It is currently anticipated that the Company will be required to pay the State of Delaware an annual franchise tax of no more than $500.

     The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company’s stockholders. The Company’s stockholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

     The Company’s authorized capital consists of 100 million shares of Common Stock, par value $.001 per share. Ten million shares of preferred stock are presently authorized. The certificate of incorporation of Sino Delaware, a copy of which is included in this Proxy Statement as Appendix B, provides for 100 million shares of common stock and 10 million shares of authorized preferred stock, par value $.001 per share (the “Delaware Preferred Stock”). The Board of Directors of the Company will be authorized, without further stockholder action, to divide any or all shares of the Delaware Preferred Stock into series and fix and determine the designations, preferences and relative rights and qualifications, limitations or restrictions thereon of any series so established, including voting powers, dividend rights, liquidation preferences, redemption rights and conversion privileges. As of the date of this Proxy Statement, the Board of Directors of Sino Delaware has not authorized any series of the Delaware Preferred Stock, and there are no plans, agreements or understandings for the authorization or issuance of any shares of the Delaware Preferred Stock. The issuance of the Delaware Preferred Stock with voting rights or conversion rights may adversely affect the voting power of the Common Stock, including the loss of voting control to others. The issuance of the Delaware Preferred Stock may have the effect of delaying, deferring or preventing a change of control of the Company.

     As of April 29, 2005, there were 36,150,000 shares of Common Stock outstanding. In addition, approximately 1,400,000 shares of Common Stock are issuable upon the exercise of warrants. The holders of Common Stock are entitled to receive dividends, on a share-for-share basis if, as and when declared by the Board of Directors out of funds legally available therefor, subject to.

SECURITIES ACT CONSEQUENCES

     The shares of Delaware Common Stock to be issued in exchange for shares of Common Stock are not being registered under the Securities Act of 1933, as amended (the “1933 Act”). In that regard, Sino Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the “Commission”) which indicate that the making of certain changes in the surviving corporation’s charter documents which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

     After the Reincorporation, Sino Delaware will be a publicly-held company, Delaware Common Stock will be listed for trading on the Over-the-Counter Electronic Bulletin Board, and Sino Delaware will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that the Company has previously filed and provided. Stockholders whose Common Stock is freely tradable before the Reincorporation will have freely tradable shares of Delaware Common Stock. Stockholders holding restricted shares of Common Stock will have shares of Delaware Common Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Delaware Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of Delaware Common Stock on the date they acquired their shares of Common Stock. In summary, Sino Delaware and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as were the Company and its stockholders prior to the Reincorporation.

COMPARATIVE RIGHTS OF STOCKHOLDERS

     As a result of the Reincorporation, holders of Sino Silver Common Stock will become stockholders of Delaware Common Stock and the rights of all such former Sino Silver stockholders will thereafter be governed by the Delaware Charter, the Delaware Bylaws, and the DGCL. The rights of the holders of Sino Silver Common Stock are presently governed by the Nevada Charter, the Nevada Bylaws, and the NRS.

     The following summary, which does not purport to be a complete statement of the general differences among the rights of the stockholders of Sino Delaware and Sino Silver, sets forth certain differences between the DGCL and the NRS, between the Delaware Charter and the Nevada Charter, and between the Delaware Bylaws and the Nevada Bylaws. This summary is qualified in its entirety by reference to the full text of each of such documents, the DGCL and the NRS.

Number of Directors; Removal; Filling Vacancies

     The Delaware Charter and Bylaws provide that, subject to any rights of holders of Sino Delaware Preferred Stock, the number of directors will be fixed from time to time by action of not less than a majority of the Sino Delaware Board then in office or by the stockholders of 66 2/3% of the voting power of Sino-Delaware. The Delaware Charter and Bylaws currently provide that initially there shall be two (2) directors and upon the effective time of the Reincorporation, the number of directors will increase to nine (9). The Nevada Bylaws provide that the number of directors shall be not less than one (1) nor more than eleven (11), which can be modified only by the unanimous consent of the Board or a majority of the stockholders. Accordingly, the Sino Delaware Board may be able to more easily prevent any stockholder from enlarging the Sino Delaware Board and filling the new directorships with such stockholder’s own nominees.

     Under the DGCL, classified boards with staggered terms are permitted. The Delaware Charter and Bylaws provide for a classified board with the directors divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders after the Reincorporation and the terms of the second and third classes of directors not expiring until the second and third annual meetings after such date. In connection with consummation of the Reincorporation, a majority of the Sino Silver directors will determine the initial class of each individual director of Sino-Delaware.

     Although the NRS also permits classified boards with staggered terms, the Nevada Charter and Nevada Bylaws do not create nor mandate a classified board. Classified boards are an anti-takeover provision that could have an adverse effect on the market value of the shares of Sino-Delaware’s Common Stock. To the extent that a classified board may restrict or discourage takeover attempts, the Delaware Bylaws may render less likely a takeover opposed by the Sino Delaware Board and may make removal of directors or management less likely as well.

     Under the DGCL, any director or the entire board of directors generally may be removed with or without cause by the holders of a majority of the shares entitled to vote at an election of directors, unless the corporation has a classified Board of Directors, in which case the directors may only be removed for cause. The Delaware Charter and the Delaware Bylaws provide for a classified Board of Directors, thus directors of Sino Delaware may only be removed for cause.

     Under the NRS, stockholders may remove one or more directors by the vote of the holders of not less than 66 2/3% of the voting power of the Voting Stock, unless the articles of incorporation require a vote of a greater percentage of the Voting Stock. The Nevada Charter does not require a greater percentage then the NRS. Accordingly, members of the Sino Delaware Board of Directors may be more difficult for a stockholder to remove than directors of Sino Silver.

     The Delaware Bylaws and Delaware Charter provide that, subject to any rights of holders of Sino Delaware Preferred Stock, any vacancies (including newly-created directorships) will be filled only by a majority of the remaining directors, though less than a quorum. Directors appointed to fill vacancies created by the resignation or termination of a director will serve until the expiration of the term for which elected.

     Under the Nevada Bylaws, newly created vacancies are to be filled by affirmative vote of the shareholders at any special or regular meeting or by a majority of the remaining directors, though less than a quorum exists.

Business Combinations

     Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date and (b) the affiliates and associates of any such person.

     Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or stockholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter does not exclude Sino Delaware from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring Sino Delaware to negotiate in advance with the Sino Delaware Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

     The NRS also prohibits certain business combinations between a corporation and an “interested stockholder” (one beneficially holding, directly or indirectly, at least 10% of the outstanding voting stock) for three years after such person became an interested stockholder unless such interested stockholder, prior to becoming an interested stockholder, obtained the approval of the board of directors of either the business combination or the transaction that resulted in such person becoming an interested stockholder. Notwithstanding the foregoing, the NRS permits business combinations that meet all requirements of the corporation’s articles of incorporation and either (i) are approved by the board of directors before the interested stockholder became an interested stockholder (or as to which the purchase of shares made by the interested stockholder had been approved by the board of directors before the date of purchase), or (ii) are approved by the affirmative vote of the holders of stock representing a majority of the voting stock (excluding voting stock of the interested stockholder and its affiliates and associates) at a meeting called for such purpose no earlier than three years after the interested stockholder became an interested stockholder, or (iii) the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated. A corporation may expressly exclude itself from application of the foregoing business combination provisions of the NRS, but Sino Silver has not done so.

Limitation of Liability of Directors

     The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Bylaws and the Delaware Charter each include such a provision, in each case, to the maximum extent permitted by law.

     The Delaware Charter provides that a director or an officer will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, which concerns unlawful payments of dividends, stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

     The NRS permits a corporation to include any provision in its articles of incorporation that are not contrary to the laws of the State of Nevada; there is no restriction on a corporation’s ability to limit the personal liability of a director or officer to the corporation. Under the NRS, a director is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (i) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (ii) his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law. There is no requirement that any such provision be included in the articles of incorporation to be effective.

     The Nevada Charter provides that Sino Silver’s directors and officers shall not be personally liable for monetary damages for any breach of fiduciary duty except for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of the NRS, in which cases a director shall be liable to the extent provided under prior Nevada law.

     While these provisions provide officers and directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on an officers or director’s breach of his or her duty of care. The NRS limits an officer’s or director’s liability for monetary damages, except for breach of his duties under certain circumstances.

Indemnification of Directors and Officers

     Both the NRS and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states’ laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate) and must reimburse a successful defendant for expenses, including attorney’s fees, actually and reasonably incurred, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers. Both the DGCL and NRS provide that indemnification may not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

     The Delaware Bylaws provide that each person who is involved in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, will be indemnified by the corporation to the full extent permitted by the DGCL as the law exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted prior to such amendment) or by other applicable laws then in effect. However, the

Delaware Bylaws do not provide indemnification for a director who initiates a suit against Sino-Delaware, except in specified situations required by law or authorized by the Sino Delaware Board, or if the director brings suit to enforce an indemnification contract. The indemnification rights to be conferred by the Delaware Bylaws are not exclusive of any other right to which a person seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Sino Delaware is authorized to purchase and maintain insurance on behalf of its directors, officers, employees and agents.

     Under the Nevada Charter, Sino Silver may enter into an agreement of indemnification with its directors to provide for indemnification to the fullest extent permitted, as currently provided under NRS, and is substantially similar to the indemnification of directors under the Delaware Bylaws except that the Nevada Charter does not preclude indemnification when a suit is initiated by a director.

     The members of the Sino Silver Board have a personal interest in seeing that the Reincorporation Agreement is approved and effected so that they are subject to the limitation on liability and indemnification provisions included in the Delaware Charter and the Delaware Bylaws.

Special Meetings of Stockholders

     Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws provide that a special meeting may be called at any time by (i) the Sino Delaware Board, (ii) the President, or (iii) the holders of not less than 51% of all shares entitled to cast votes at the meeting, voting together as a single class.

     Unless otherwise provided in the articles of incorporation or bylaws, the NRS provides that the entire board of directors, any two directors or the president of a corporation may call annual and special meetings of the stockholders. The Nevada Bylaws provide that a special meeting of stockholders may be called by the Sino Silver Board, the President, or holders of riot less than 51% of the outstanding shares of stock of Sino Silver entitled to vote at the meeting.

Authorized Capital

     The preferred stock may be issued from time to time in one or more series, and the Sino Delaware Board, without further approval of its stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock. Such shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the Delaware Common Stock. Similarly, the NRS provides that the articles of incorporation may prescribe, or vest authority in the board of directors to prescribe, the classes, series, voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock without further approval of its stockholders. While there are no current plans, commitments or understandings, written or oral, to issue any preferred stock, in the event of any issuances, the holders of Delaware Common Stock will not have any preemptive or similar rights to acquire any preferred stock.

Amendment or Repeal of the Certificate of Reincorporation

     Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. In addition, the proposed Delaware Charter requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the outstanding shares of capital stock entitled to vote to amend provisions regarding the Board of Directors and indemnification of officers and directors.

     Under the NRS, the board of directors of a Nevada corporation that has already issued stock must approve any proposed amendment to its articles of incorporation and declare its advisability. The proposed amendments mint be approved by a majority of all the votes entitled to be cast by each voting group, unless the articles of incorporation require a greater or lesser vote with respect to specified amendments. The Nevada Charter requires approval by a majority of the stockholders to amend the Nevada Charter.

Amendments to Bylaws

     Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. There is no provision in the NRS that proscribes amendments by the board of directors to a corporation’s bylaws. The Delaware Charter permits a majority of the Sino Delaware Board to adopt, alter or amend the Delaware Bylaws, and permits stockholders to amend the Delaware Bylaws, subject to approval by a majority of the issued and outstanding capital stock with the authority to vote thereon. The Nevada Bylaws requires the unanimous consent of the Sino Silver Board, or approval by the holders of a majority of the issued and outstanding capital stock with the authority to vote thereon, to amend the Nevada Bylaws.

Summary of Certain Other Significant Differences Between Delaware and Nevada Corporate Laws

     The following is a brief summary of certain other ways in which the NRS and DGCL differ and does not purport to be a complete statement of such laws.

Merger with Subsidiary

     Under the DGCL, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. The NRS permits such mergers without stockholder approval if 90% of each class of capital stock of the subsidiary is owned by the parent corporation.

Committees of the Board of Directors

     The NRS and DGCL both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. Moreover, if the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Under the NRS, unless it is otherwise provided in the articles of incorporation, a committee of the board of directors has and may exercise the powers of the board of directors in the management of the business and affairs of the corporation.

Vote Required for Mergers

     The NRS provides that the sale, lease, exchange or disposal of all of the assets of a Nevada corporation as well as any merger, consolidation or share exchange generally must be recommended by the Board of Directors and approved by the affirmative vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under the NRS, the vote of the stockholders of a Nevada corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger, (ii) each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger, (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, will not exceed by more than twenty percent the total number of voting shares of the surviving entity outstanding immediately before the merger, and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger will not exceed by more than twenty percent the total number of participating shares outstanding immediately before the merger. The DGCL has a similar provision requiring stockholder approval in the case of the disposition of assets or a merger or a share exchange. The DGCL requires that either (i) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or (ii) the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Stock Redemptions and Repurchases

     Both Delaware and Nevada corporations may generally purchase or redeem their own shares of capital stock. Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. Subject to any restrictions imposed by its articles of incorporation, a Nevada corporation may make distributions to stockholders, so long as, after giving effect to such distribution: (i) the corporation would be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise), the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Proxies

     Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under the NRS, a proxy is effective only for a period of six (6) months, unless it is coupled with an interest or unless otherwise provided in the proxy which duration may not exceed seven (7) years.

Consideration for Stock

     Under the NRS, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including but not limited to cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation. Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Stockholders’ Rights to Examine Books and Records

     The DGCL provides that any stockholder of record may demand to examine the corporation’s books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order. Under the NRS, any stockholder who owns at least 15% of the outstanding shares of the corporation’s capital stock or has been authorized in writing by the holders of at least 15% of all its issued and outstanding shares may inspect, copy and audit the books of account and all financial records of the corporation. However, only a stockholder whose demand is made with a proper purpose may undertake any such inspection or audit. Under the NRS, if any officer or agent keeping records in Nevada refuses to allow a stockholder of a corporation to inspect or audit the corporation’s books of account and financial records, the corporation and the officer or agent will be liable to the stockholder for all damages incurred by the stockholder, and the corporation may be liable for fines payable to the State of Nevada. There is no such corresponding provision in the DGCL.

Dividends

     The DGCL provides that the corporation may pay dividends out of surplus, out the corporation’s net profits for the preceding fiscal year, or both provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock raving a distribution preference. The NRS provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation’s total assets would be less than the sum of its total liabilities, plus (unless the corporation’s articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

Corporate Action Without a Stockholder Meeting

     The DGCL and the NRS both permit corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, or the bylaws of a Nevada corporation expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, the DGCL requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing.

Material U.S. Federal Income Tax Consequences of the Reincorporation

     The following description of federal income tax consequences is based on the Internal Revenue Code and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion should not be considered tax or investment advice, and the tax consequences of the reincorporation may not be the same for all stockholders. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

     The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, the following U.S. federal income tax consequences will generally result:

•	No taxable income, gain, or loss will be recognized by Sino Silver or the Sino Silver stockholders as a result of the exchange of shares of Sino Silver Common Stock for shares of Delaware Common Stock pursuant to the Recapitalization.

•	The aggregate tax basis of the Delaware Common Stock received by each Sino Silver stockholder in the Reincorporation will be equal to the aggregate tax basis of the Sino Silver Common Stock surrendered in exchange therefore.

•	The holding period of the Delaware Common Stock received by each Sino Silver stockholder in the Reincorporation will include the period for which such stockholder held the Sino Silver Common Stock surrendered in exchange therefore, provided that such Sino Silver Common Stock was held by such stockholder as a capital asset at the time of the Reincorporation.

Securities Act Consequences

     The shares of Delaware Common Stock to be issued in exchange for shares of Sino Silver Common Stock are not being registered under the Securities Act of 1933, as amended (the “1933 Act”). In that regard, Sino Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the “Commission”) which indicate that the making of certain changes in the surviving corporation’s charter documents which could otherwise be made only with the approval of the stockholders of either corporation does riot render Rule 145(a)(2) inapplicable.

     After the Reincorporation, Sino Delaware will be a publicly-held company, Delaware Common Stock will be listed for trading on the Nasdaq SmallCap Market, and Sino Delaware will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that Sino Silver has previously filed and provided. Stockholders whose Common Stock is freely tradable before the Reincorporation will have freely tradable shares of Delaware Common Stock. Stockholders holding restricted shares of Common Stock will have shares of Delaware Common Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Delaware Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of Delaware Common Stock on the date they acquired their shares of Sino Silver Common Stock. In summary, Sino Delaware and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as were Sino Silver and its stockholders prior to the Reincorporation.

Appraisal and Dissenters’ Rights

     Under the DGCL and the NRS, stockholders have appraisal or dissenter’s rights, respectively, in the event of certain corporate actions such as a merger. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting stockholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights (i) must deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected, and (ii) must not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL and the NRS provide for the dissenter and the company to petition the Court of Chancery or a Nevada state court, respectively. Although appraisal or dissenter’s rights are substantially similar in Delaware and Nevada, this discussion is qualified in its entirety by reference to the DGCL and the NRS which provide more specific provisions and requirements for dissenting stockholders.

Abandonment

     Notwithstanding a favorable vote of the stockholders, Sino Silver reserves the right, by action of the Sino Silver Board, to abandon the Reincorporation prior to effectiveness of the Reincorporation if it determines that such abandonment is in the best interests of Sino Silver. The Sino Silver Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation.

Recommendation of the Sino Silver Board

     Under the Sino Silver Bylaws and pursuant to the NRS, this Proposal 2 to reincorporate Sino Silver in Delaware pursuant to the Reincorporation Agreement must be approved by the affirmative vote of at least a majority of the shares of Sino Silver Common Stock present in person or by proxy at the Special Meeting and entitled to vote at the Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE FROM THE STATE OF NEVADA. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

PROPOSAL THREE
2005 SINO SILVER EQUITY PARTICIPATION PLAN

Proposal

     On March 30, 2005, the Board of Directors approved the 2005 Sino Silver Corp. Equity Participation Plan (the “2005 Plan”), subject to stockholder approval. Under this proposal, we are seeking stockholder approval of the 2005 Plan.

The 2005 Plan

     The Board of Directors believes that our future success will be enhanced by our ability to maintain a competitive position in attracting, retaining and motivating individuals through the use of stock options and restricted stock units. As a result, the Board approved the 2005 Plan, subject to the approval of the stockholders. Awards to be granted under the 2005 Plan are expected to consist primarily of stock options and restricted stock units.

     The following description of the material features of the 2005 Plan is a summary of its principal provisions and is qualified in its entirety by reference to the full text of the 2005 Plan, which is attached to the Proxy Statement as Appendix C.

     Purpose

     The purpose of the 2005 Plan is to enable the Company to offer employees, consultants, independent contractors, officers and directors stock options, restricted stock and other equity awards. We believe this will help attract, retain and reward its employees, consultants, independent contractors, officers and directors.

     Administration

     The 2005 Plan will be administered by the Compensation Committee, which must consist solely of at least two directors who are both “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. Subject to the terms of the 2005 Plan, the Compensation Committee has authority to: (1) select the persons to whom options or restricted stock units shall be granted; (2) determine the number or value and the terms and conditions of options granted to each such person, including the price per share to be paid upon exercise of any option and the period within which each such option may be exercised; and (3) interpret the 2005 Plan and prescribe rules and regulations for the administration thereof. The terms and conditions of individual awards will be set forth in written agreements consistent with the 2005 Plan.

     Eligibility for Participation

     Full and part-time employees, consultants, independent contractors, officers and directors (or employees, officers, or directors of any current or future subsidiaries of the Company) are eligible to receive grants under the 2005 Plan (“Participants”). As of March 30, 2005, we had four consultants and independent contractors and two non-employee directors.

     The 2005 Plan provides that all non-employee directors will automatically be granted non-qualified stock options to purchase 100,000 shares of common stock upon initial appointment or election, and thereafter may receive options to purchase up to 50,000 shares of common stock at the conclusion of each year of service with a per share exercise price equal to the fair market value per share at the grant date. Such options will vest and become exercisable over three years in accordance with the terms of the 2005 Plan. The terms of any non-qualified stock option granted to a non-employee director shall be ten years from the grant date. Other than the initial grant to non-employee directors, the grant of options under the 2005 Plan is discretionary and we cannot now determine the number of options to be granted in the future to any particular person or group.

     Available Shares

     The maximum number of shares of common stock for which awards may be granted under the 2005 Plan is 3,000,000. In the event of any change in the number or kind of common stock outstanding pursuant to a reorganization, subdivision, consolidation, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments will be made (1) to the number of shares subject to outstanding options, (2) in the exercise price per share of outstanding options and (3) in the kind of shares which may be issued under the 2005 Plan. On May ___, 2005, the closing price of our common stock was $  per share.

     Types of Awards

     Awards under the 2005 Plan may consist of any of non-qualified stock options, incentive stock options and restricted stock units that are valued in whole or in part by reference to, or otherwise based on, the common stock approved by the Compensation Committee. Shares subject to options or awards, which are forfeited, settled for cash or otherwise terminate, are surrendered to pay for option exercises, expire unexercised or are canceled without delivery of shares, will again become available for grant under the 2005 Plan.

     The following is a summary of the types of awards that may be issued under the 2005 Plan:

     Nonqualified Stock Options, (“NQSOs”), will provide for the right to purchase common stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, may not be less than fair market value on the grant date as defined in the 2005 Plan, and usually will vest in one or more installments after the grant date, subject to the participant’s continued employment with us; provided, that the Compensation Committee may modify any of these terms, in its discretion, at the time of the grant. NQSOs may be granted for any term specified by the Compensation Committee.

     Incentive Stock Options, (“ISOs”), will be designed to comply with certain restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs (i) must have an exercise price not less than the fair market value of a share of common stock on the grant date; (ii) may only be granted to employees; (iii) must expire within a specified period of time following the optionee’s termination of employment; and (iv) must be exercised within ten years after the grant date, but may be subsequently modified to disqualify them for treatment as ISOs.

     Restricted stock may be issued to participants and made subject to such restrictions as may be determined by the Compensation Committee. Restricted stock shall be forfeited if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred, until restrictions are removed or expire. Holders of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     Options, Term and Exercise Price

     Unless otherwise determined by the Compensation Committee, the exercise price of the common stock subject to an option is the fair market value of the stock on the date the option is granted. However, ISOs granted to a person who owns more than 10% of our voting power are required to have an exercise price of not less than 110% of the fair market value of the common stock on the grant date. The Compensation Committee determines the option exercise period for each option, not to exceed ten years from the grant date, except that ISOs granted to a person who owns more than 10% of our voting power are required to have an exercise period of not greater than five years.

     The 2005 Plan provides that the Compensation Committee may grant or issue stock options, restricted stock, and other awards that are valued in whole or in part by reference to, or otherwise based on, the common stock approved by the Compensation Committee or any combination thereof to any eligible employee, consultant, independent contractor, officer, or director. Each such award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award. The maximum number of shares of common stock that may be subject to options granted to an employee covered by the Internal Revenue Code Section 162(m) during any calendar year is 200,000.

     Adjustment Provisions

     If there is any change in the common stock as a result of a stock dividend, recapitalization, stock split, or combination or exchange of the common stock, or a merger, reorganization or consolidation of the Company or any other change in the capital structure made without the receipt of consideration, then unless such event results in the termination of all outstanding grants under the 2005 Plan, the number of and class of shares available for grants and the number and class of such shares covered by outstanding grants, and the price per share or the applicable market value of such grants, will be proportionately adjusted by the Compensation Committee to reflect any increase or decrease in the number or kind of issued shares of common stock.

     Change in Control of the Company

     Unless otherwise determined by the Board of Directors in the event of a change in control, any awards granted under the 2005 Plan will fully vest and, to the extent applicable, become immediately exercisable and the restrictions on any restricted stock grants will lapse.

     Transferability of Options

     In general, options are not transferable, except by will or the laws of descent or distribution. However, the 2005 Plan permits a grantee to transfer nonqualified stock options to family members or entities (including trusts) established for the benefit of the grantee or the grantee’s family members; provided that the transferred option must continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer and any other transfer allowed by applicable securities laws.

     Amendment and Termination of the 2005 Plan

     The Board of Directors may amend or terminate the 2005 Plan at any time, provided that stockholder approval is required for any amendment (i) that changes the requirements as to Eligible Individuals to receive awards under the Plan, (ii) that increases the maximum number of shares of common stock in the aggregate that may be subject to awards that are granted under the Plan, or (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the common stock may be listed or traded. Any amendment that would impair the rights of a grantee requires the grantee’s consent. The 2005 Plan will terminate on March 30, 2015 unless terminated earlier by the Board of Directors. Awards granted prior to March 30, 2015 may extend beyond that date.

     Federal Income Tax Consequences

     Set forth below is a general description of the federal income tax consequences relating to grants under the 2005 Plan.

     Non-Qualified Stock Options. There are no federal income tax consequences to grantees or to the Company upon the grant of an NQSO under the 2005 Plan. Upon the exercise of NQSOs, grantees will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO, and the Company generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by exercise of an NQSO, a grantee will have a capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the grantee’s adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the grantee at the time of exercise of the NQSO).

     Incentive Stock Options. Grantees will not be subject to federal income taxation upon the grant or exercise of ISOs granted under the 2005 Plan, and the Company will not be entitled to a federal income tax deduction by reason of such grant or exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price of the ISO (or the grantee’s other tax basis in the shares) is an item of tax preference subject to the alternative minimum tax applicable to the person exercising the ISO. A sale of shares acquired by exercise of an ISO that occurs at least one year after the exercise or two years after the grant of the ISO generally will result in the recognition of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price of the ISO (or the grantee’s other tax basis in the shares), and the Company will not be entitled to any tax deduction in connection with the sale.

     Generally, if the sale occurs within one year from the date of exercise of the ISO or within two years from the grant date (a “disqualifying disposition”) and is a transaction in which the amount realized is less than the fair market value of the common stock at the date of exercise, the grantee will recognize ordinary compensation income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price (or the grantee’s other tax basis in the shares), or (ii) the excess of the amount realized on the sale of the shares over the exercise price (or the grantee’s other tax basis in the shares). Any amount realized on a disqualifying disposition in excess of the amount treated as ordinary compensation income (or any loss realized) will be a long-term or a short-term capital gain (or loss), depending upon the length of time the shares were held. the Company generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the grantee.

     Restricted Stock Units. A grantee normally will not recognize taxable income upon the award of a restricted stock grant, and the Company will not be entitled to a deduction, until such stock is transferable by the grantee or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the common stock is either transferable or is no longer subject to a substantial risk of forfeiture, the grantee will recognize ordinary compensation income in an amount equal to the fair market value of the common stock at that time and the Company will be entitled to a deduction in the same amount. A grantee may, however, elect to recognize ordinary compensation income in the year the restricted stock grant is awarded in an amount equal to the fair market value of the common stock at that time, determined without regard to the restrictions. In this event, the Company will be entitled to a deduction in the same year. Any gain or loss recognized by the grantee upon subsequent disposition of the common stock will be capital gain or loss. If, after making the election, any common stock subject to a restricted stock grant is forfeited, or if the market value declines during the restriction period, the grantee will not be entitled to any tax deduction or tax refund.

Vote Required

     A majority of the votes cast on the proposal by holders of outstanding shares of common stock is required to approve the proposal to adopt the 2005 Plan. You may vote in favor of or against the proposal or you may            abstain . Brokers that do not receive instructions are not entitled to vote those shares with respect to this proposal. Broker non-votes and abstentions will have the same effect as negative votes.

Recommendation of the Board of Directors

     Our Board of Directors recommends a vote “FOR” the approval of the adoption of the 2005 Plan.

GENERAL INFORMATION

     Other Matters. The Board of Directors does not intend to present any matter for action at this meeting other than the matters described in this proxy statement. If any other matters properly come before the annual meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment.

     Contacting the Board of Directors. Stockholders may communicate with the Board of Directors by directing their communications in a hard copy (i.e., non-electronic) written form to the attention of one or more members of the Board of Directors, or to the Board of Directors collectively, at our principal executive office located at Sino Silver Corp., 555 Burrard Street, Suite 900, Vancouver, British Columbia V7X 1M8.

     A stockholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of Common Stock of Sino Silver Corp. Our Corporate Secretary will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of products or services, (ii) communications from landlords relating to our obligations or the obligations of one of our subsidiaries under a lease, (iii) communications from tenants relating to our obligations or the obligations of one of our subsidiaries under a lease, (iv) communications from suppliers or vendors relating to our obligations or the obligations of one of our subsidiaries to such supplier or vendor, (v) communications from pending or threatened opposing parties in legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (vi) any other communications that the Corporate Secretary deems, in his or her reasonable discretion, unrelated to the business of Sino Silver Corp. The Corporate Secretary will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s). A copy of any qualifying communications that relates to our accounting and auditing practices shall also be sent directly to Harry Hopmeyer, the Chairman of the Audit Committee, whether or not it was directed to such person.

     Multiple Stockholders Sharing the Same Address. Regulations regarding the delivery of copies of proxy materials and annual reports to Stockholders permit us, banks, brokerage firms and other nominees to send one annual report and proxy statement to multiple Stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. In any event, if a stockholder wishes to receive a separate proxy statement for the 2005 Annual Meeting of Stockholders or a 2004 Annual Report, the stockholder may receive printed copies by contacting Gary Harbottle, the Company’s Chief Financial Officer, Sino Silver Corp., 555 Burrard Street, Suite 900, Vancouver, British Columbia V7X 1M8 by mail or by calling (604) 699-8622.

     Any Stockholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements and who wish to receive only one copy of these materials per household in the future should also contact Gary Harbottle, the Company’s Chief Financial Officer, by mail or telephone as instructed above. Any Stockholders sharing an address whose shares of Common Stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

     Stockholder Proposals for 2006 Annual Meeting. Stockholder proposals should be sent to Sino Silver Corp. at the address set forth in the Notice of Annual Meeting of Stockholders. The deadline for submission of stockholder proposals, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, for inclusion in our proxy statement for the 2006 Annual Meeting of Stockholders is December 16, 2005. Additionally, Sino Silver Corp. must receive notice of any stockholder proposal to be submitted at the 2006 Annual Meeting of Stockholders (but not required to be included in our proxy statement) by March 1, 2006, or such proposal will be considered untimely pursuant to Rule 14a-4 and 14a-5(e) under the Exchange Act and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

     Expenses of Solicitation. Proxies will be solicited by mail, telephone, or other means of communication. Solicitation also may be made by our directors, and officers. The entire cost of solicitation will be borne by Sino Silver Corp.

By Order of the Board of Directors,

Ian G. Park
Chairman

Vancouver, British Columbia
___, 2005

Appendix A

Agreement and Plan of Merger

     THIS AGREEMENT AND PLAN OF MERGER, dated as of ___, 2005 (this “Agreement”), is entered into between SINO SILVER CORP., a Nevada corporation (“Nevada”), and SINO SILVER CORP., a Delaware corporation (“Delaware”).

RECITALS

     A. Nevada has an aggregate authorized capital of 110,000,000 shares of capital stock, consisting of (i) 100,000,000 shares of common stock, $.001 par value (the “Nevada Common Stock”), and (ii) 10,000,000 shares of common stock, par value $.001 per share (the “Nevada Common Stock”).

     B. Delaware has an aggregate authorized capital of 110,000,000 shares of capital stock, consisting of (i) 100,000,000 shares of common stock, $.001 par value (the “Delaware Common Stock”) and (ii) 10,000,000 shares of preferred stock, par value $.001 per share (the “Delaware Preferred Stock”).

     C. The respective Boards of Directors of Nevada and Delaware believe that it is in the best interests of Nevada and Delaware and their respective stockholders to merge Nevada with and into Delaware under and pursuant to the provisions of this Agreement, the Nevada General Business Act (the “NRS”) and the Delaware General Corporation Law (the “Delaware Act”).

AGREEMENT

     In consideration of the Recitals and of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

     1. Merger. Nevada shall be merged with and into Delaware (the “Merger”).

     2. Effective Date. The Merger shall become effective immediately upon the later of (a) the filing of this Agreement or articles of merger with the Secretary of State of Nevada in accordance with the NRS and the filing of a certificate of merger with the Secretary of State of Delaware in accordance with the Delaware Act or (b) such later time as may be set forth in such articles and certificate. The time of such effectiveness is hereinafter called the “Effective Date.”

     3. Surviving Corporation. Delaware shall be the surviving corporation of the Merger and shall continue to be governed by the laws of the State of Delaware. On the Effective Date, the separate corporate existence of Nevada shall cease.

     4. Certificate of Incorporation. The Certificate of Incorporation of Delaware as it exists on the Effective Date shall be the Certificate of Incorporation of Delaware following the Effective Date, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Delaware.

     5. Bylaws. The Bylaws of Delaware as they exist on the Effective Date shall be the Bylaws of Delaware following the Effective Date, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Delaware.

     6. Board of Directors and Officers. The members of the Board of Directors and the officers of Nevada immediately prior to the Effective Date shall be the members of the Board of Directors and the officers of Delaware following the Effective Date, and such persons shall serve in such offices for the terms provided by law or in the Bylaws of Delaware, or until their respective successors are elected and qualified.

     7. Conversion of Outstanding Delaware Stock. Upon the Effective Date, each issued and outstanding share of Nevada Common Stock and all rights in respect thereof shall be converted into one fully-paid and nonassessable share of Delaware Common Stock and each certificate representing shares of Nevada Common Stock shall for all purposes be deemed to evidence the ownership of the same number of shares of Delaware Common Stock as are set forth in such certificate. After the Effective Date, each holder of an outstanding certificate representing shares of Nevada Common Stock may, at such stockholder’s option, surrender the same to Delaware’s registrar and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of the same number of shares of Delaware Common Stock as are represented by the Nevada certificate(s) surrendered to Delaware’s registrar and transfer agent.

     8. Conditions to Consummation of the Merger. Consummation of the Merger is subject to the satisfaction prior to the Effective Date of the following conditions: (a) this Agreement and the Merger shall have been adopted and approved by the affirmative vote of the holders of a majority of the votes represented by the shares of Nevada Common Stock (voting together) outstanding on the record date fixed for determining the stockholders of Nevada entitled to vote thereon; and (b) Nevada and Delaware shall have received all consents, orders and approvals and satisfaction of all other requirements prescribed by law that are necessary for the consummation of the Merger.

     9. Warrants. Upon the Effective Date, each stock warrant and other right to subscribe for or purchase shares of Nevada Common Stock shall be converted into a stock warrant or other right to subscribe for or purchase the same number of shares of Delaware Common Stock, and each certificate, agreement, note or other document representing such stock warrant or other right to subscribe for or purchase shares of Nevada Common Stock shall for all purposes be deemed to evidence the ownership of a stock warrant or other right to subscribe for or purchase shares of Delaware Common Stock.

     10. Rights and Liabilities of Nevada. At and after the Effective Date, and all in the manner of and as more fully set forth in Section 259 of the Delaware Act and Section ___of the NRS, the title to all real estate and other property, or any interest therein, owned by each of Nevada and Delaware shall be vested in Delaware without reversion or impairment; Delaware shall succeed to and possess, without further act or deed, all estates, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal and mixed, of each of Nevada and Delaware without reversion or impairment; Delaware shall thenceforth be responsible and liable for all the liabilities and obligations of each of Nevada and Delaware; any claim existing or action or proceeding pending by or against Nevada or Delaware may be continued as if the Merger did not occur or Delaware may be substituted for Nevada in the proceeding; neither the rights of creditors nor any liens upon the property of Nevada or Delaware shall be impaired by the Merger; and Delaware shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

     11. Termination. This Agreement may be terminated and abandoned by action of the respective Board of Directors of Nevada and Delaware at any time prior to the Effective Date, whether before or after approval by the stockholders of either or both of the parties hereto.

     12. Amendment. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Date; provided, that an amendment made subsequent to the approval of this Agreement by the stockholders of either of the parties hereto shall not: (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto, (b) change any term of the Certificate of Incorporation of Delaware or (c) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of either party hereto.

     13. Inspection of Agreement. Executed copies of this Agreement will be on file at the principal place of business of Delaware at _______________. A copy of this Agreement shall be furnished by Delaware, on request and without cost, to any stockholder of either Nevada or Delaware.

     14. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

     15. Service of Process. On and after the Effective Date, Delaware agrees that it may be served with process in Nevada in any proceeding for enforcement of any obligation of Delaware or Nevada arising from the Merger.

     16. Remedies. Any right and remedy belonging to Delaware or Nevada and arising in connection with the actions contemplated by this Agreement shall be pursued solely against Delaware or Nevada, and not against their respective officers, directors or employees. In the event that any officer, director or employee of Delaware or Nevada becomes involved in any capacity in any action, proceeding or investigation in connection with the Merger, Delaware and/or Nevada shall advance to such person(s) all reasonable legal and other expenses incurred in connection therewith and shall also indemnify such person(s) against any losses, claims, damages or liabilities to which such person(s) may become subject in connection with this Agreement, except to the extent that such indemnification is prohibited by law.

* * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Plan of Merger to be executed on its behalf by its officers duly authorized, all as of the date first above written.

SINO SILVER CORP.
a Nevada corporation

By:

Name:
Title:

SINO SILVER CORP.
a Delaware corporation

By:

Name:
Title:

Appendix B

Certificate of Incorporation of Sino Silver Corp.

     The undersigned incorporator, for the purpose of incorporating a corporation under the General Corporation Law of the State of Delaware, does execute this Certificate of Incorporation and does hereby certify as follows:

ARTICLE I
Corporate Name

     The name of the Corporation is SINO SILVER CORP. (the “Corporation”).

ARTICLE II
Registered Office

     The address of the registered office of the Corporation in the State of Delaware is:

Corporation Service Company
1013 Centre Road
Wilmington, Delaware
New Castle County

     The name of the Corporation’s registered agent is Corporation Service Company.

ARTICLE III
Purpose

     The purpose of the Corporation is to engage in any lawful act or activity for which a Corporation may be organized under the DGCL.

ARTICLE IV
Capital Stock

A. CLASSES OF STOCK.

     The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is One Hundred Ten million (110,000,000) shares. One Hundred million (100,000,000) shares shall be Common Stock, each having a par value of $0.001. Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of $0.001.

B. ISSUANCE OF PREFERRED STOCK

     The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

C. RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF COMMON STOCK.

     1. Dividend Rights. Subject to the prior or equal rights of holders of all classes of stock at the time outstanding having prior or equal rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

     2. Redemption. The Common Stock is not redeemable upon demand of any holder thereof or upon demand of the Corporation.

     3. Voting Rights. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

ARTICLE V
Board of Directors

A. MANAGEMENT OF BUSINESS

     The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

B. BOARD OF DIRECTORS

     Election of Directors. Each director will serve a term of one year. Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The directors of the Corporation need not be elected by written ballot unless the bylaws of the Corporation (the “Bylaws”) so provide.

     1. Removal of Directors. Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, following the date of this Certificate of Incorporation, no individual director may be removed without cause.

     Subject to any limitation imposed by law, any individual director or directors may be removed with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors.

     2. Vacancies. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

ARTICLE VI
Indemnification

A. EXCULPATION

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived any improper personal benefit. If the DGCL is hereafter amended to further reduce or to authorize, with the approval of the Corporation’s stockholders, further reductions in the liability of the Corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the DGCL as so amended.

B. INDEMNIFICATION

     To the extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, voting of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others.

C. EFFECT OF REPEAL OR MODIFICATION

     Any repeal or modification of any of the foregoing provisions of this Article VI shall be prospective and shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE VII
Preemptive Rights

     No holder of shares of stock of the Corporation shall have any preemptive or other right, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any share of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board of Directors to such persons, and on such terms and for such lawful consideration as in its discretion it shall deem advisable or as the Corporation shall have by contract agreed.

ARTICLE VIII
Amendment to Certificate of Incorporation

A. CORPORATION

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B. STOCKHOLDERS

     Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or by this Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VIII, IX, X, XI.

ARTICLE IX
Amendment of Bylaws

     The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws.

ARTICLE X
Shareholder Action

     No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws. Special meetings of the stockholders shall be called only by the President, the Chief Executive Officer, the Chairman of the Board, or a majority of the Board of Directors.

ARTICLE XI
Shareholder Meetings

     Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE XII
Effective Date

     This certificate shall be effective as of May ___, 2005 at ___a.m. eastern standard time.

     IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed, signed and acknowledged this certificate of incorporation this ___day of May, 2005.

Appendix C

SINO SILVER CORP.
2005 EQUITY PARTICIPATION PLAN

March 30, 2005

     1. ESTABLISHMENT, EFFECTIVE DATE AND TERM

     SINO SILVER CORP., a Nevada corporation (the “Company”), hereby establishes the “Sino Silver Corp. 2005 Equity Participation Plan.” Subject to ratification within twelve (12) months by an affirmative vote of a majority of the Company’s stockholders, either in person or by proxy, present and entitled to vote at the Annual Meeting, the effective date of the Plan shall be March 30, 2005 (the “Effective Date”), which is the date that the Plan was approved and adopted by the Board of Directors of the Company. Unless earlier terminated pursuant to Section 11 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

     2. PURPOSE

     The purpose of the Plan is to advance the interests of the Company by allowing the Company to attract, retain and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries.

     3. DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

     “Award” shall mean, individually or collectively, an Option or Restricted Stock Unit granted pursuant to the Plan.

     “Award Agreement” shall mean, individually or collectively, an Option Agreement or Restricted Stock Unit Agreement entered into pursuant to the Plan.

     “Award Period” shall mean a period of time within which Performance Criteria is measured for the purpose of determining whether an Award subject to performance restrictions has been earned.

     “Award Shares” shall mean shares of Common Stock issued pursuant to an Award.

     “Board” shall mean the Board of Directors of the Company.

     “Cause” shall mean (i) failure or refusal of the Participant to perform the duties and responsibilities that the Company requires to be performed by him, (ii) gross negligence or willful misconduct by the Participant in the performance of his duties, (iii) commission by the Participant of an act of dishonesty affecting the Company, or the commission of an act constituting common law fraud or a felony, or (iv) the Participant’s commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company; provided, however, that if the Participant and the Company have entered into an employment agreement which defines “cause” for purposes of such agreement, “cause” shall be defined in accordance with such agreement. The Committee, in its sole and absolute discretion, shall determine whether a termination of employment or service is for Cause.

     “Change in Control” shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if

          (i) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept; or

          (ii) there is a change in the composition of the Board over a period of twenty four (24) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

          (iii) the consummation of a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or

          (iv) the complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets.

     “Code” shall mean the Internal Revenue Code of 1986, as amended.

     “Committee” shall mean the Compensation Committee or any other committee appointed by the Board to administer the Plan pursuant to Section 5 of the Plan. However, with respect to grants made to Independent Directors, the Committee shall mean the Board.

     “Common Stock” shall mean the Common Stock of the Company, par value $0.001 per share.

     “Company” shall mean the Company and its subsidiaries whose financial statements are consolidated with the financial statements of the Company in accordance with accounting principles generally accepted in the United States.

     “Compensation Committee” shall mean the Compensation Committee of the Board, which shall consist of two or more Independent Directors, each of whom shall be both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Code.

     “Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

     “Disability” shall mean “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

     “Eligible Individual” shall mean any employee, officer or director of the Company or any consultant or independent contractor providing services to the Company.

     “Exercise Price” shall mean the purchase price of each share of Common Stock subject to an Option.

     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

     “Fair Market Value” of a share of Common Stock shall mean (a) the average closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), for the thirty (30) trading days previous to such date, or if shares were not traded on the trading day previous to such date, then the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ, the Over-the-Counter Bulletin Board or successor quotation system, the average last sales price for the Common Stock for the thirty (30) trading days previous to such date as reported by NASDAQ, the Over-the-Counter Bulletin Board or such successor quotation system; or (c) if the Common Stock is not publicly traded on an exchange and not quoted on NASDAQ, the Over-the-Counter Bulletin Board or a successor quotation system, the fair market value of a share of Common Stock as established by the Committee in good faith.

     “Incentive Stock Option” shall have the meaning set forth in Section 422 of the Code.

     “Independent Director” shall mean a member of the Board who is a “non-employee director,” as defined in Rule 16b-3 of the Exchange Act .

     “Non-qualified Stock Option” shall mean an Option that is not intended to meet the requirements of Section 422 of the Code.

     “Option” shall mean any stock option granted pursuant to Section 7 of the Plan.

     “Option Agreement” shall mean a written agreement entered into by the Company and a Participant which sets forth the terms and conditions of the Option thereby granted.

     “Participant” shall mean any Eligible Individual with an outstanding Award.

     “Performance Criteria” shall mean any business or performance criteria with respect to the Company, any subsidiary or any division or operating unit determined by the Board, from time to time.

     “Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a parent or subsidiary of the Company.

     “Plan” shall mean the Sino Silver Corp. 2005 Equity Participation Plan.

     “Reorganization” shall be deemed to occur if an entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if the Company or any subsidiary of the Company is the surviving entity.

     “Restricted Stock Units” shall mean Awards granted pursuant to Section 8 of the Plan.

     “Restricted Stock Unit Agreement” shall mean a written agreement entered into by the Company and a Participant which sets forth the terms and conditions of the Restricted Stock Unit thereby granted.

     “Restriction Period” shall mean the period during which applicable restrictions apply to Restricted Stock Units.

     “Section 424 Employee” shall mean an employee of the Company or any “subsidiary corporation” or “parent corporation” as defined in and in accordance with Code Section 424. Such term shall also include employees of a corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies.

     “Securities Act” shall mean the Securities Act of 1933, as amended.

     4. ELIGIBILITY

     Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of their importance to the business of the Company. An individual may hold more than one Award, subject to such restrictions as are provided herein.

     5. ADMINISTRATION

     5.1 Committee. The Plan shall be administered by the Committee or any committee appointed by the Board consisting of not less than two (2) Directors. The Committee shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan, any Award granted or any Award Agreement entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. All such actions and determinations shall be made by the affirmative vote of a majority of the members of the Committee present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Committee executed in accordance with the Company’s Articles of Incorporation and Bylaws, and applicable law. The decisions of the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan and any Award granted under the Plan.

     5.2 Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 5.2 shall serve in such capacity at the pleasure of the Committee.

     5.3 No Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted or any Award Agreement entered into hereunder.

     6. SHARES SUBJECT TO THE PLAN

     The capital stock of the Company that may be issued pursuant to Awards granted under the Plan shall be shares of Common Stock, which shares may be treasury shares or authorized but unissued shares. The maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be 3,000,000. The maximum number of Incentive Stock Options that may be granted pursuant to the Plan is 3,000,000. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Common Stock that were subject to the unexercised portion of such Option shall become available for future Awards granted under the Plan as if such Option had not been granted. If any Restricted Stock Unit or other award is forfeited for any reason, the Common Stock subject to such Award shall be available for future grants of Awards under the Plan as if such Awards had not been granted. Shares of Common Stock issued pursuant to the Plan which are tendered to the Company in satisfaction, or partial satisfaction, of the Exercise Price of an Option, or withheld to satisfy any tax obligation the Company may have in connection with the exercise of an Option, shall be available for future grants of Awards under the Plan.

     7. OPTIONS

          7.1 Types of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, either as (i) an Incentive Stock Option or (ii) as a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-Qualified Stock Options.

          7.2 Grant of Options. Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Common Stock on such terms and conditions as the Committee may determine. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted.

          7.3 Limitation on Incentive Stock Options.

               7.3.1 Section 424 Employees. Incentive Stock Options may only be granted to Section 424 Employees. Subject to the terms and conditions of this Plan and the Option Agreement (including all vesting provisions and option periods), any and all Incentive Stock Options which an employee fails to exercise within 90 days after the date said employee ceases to be a Section 424 Employee shall automatically be classified as Non-qualified Stock Options to the extent that said Options have not otherwise been terminated.

               7.3.2 Fair Market Value. Subject to Section 7.3.3 below, an Incentive Stock Option shall not be granted with an Exercise Price less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted. The Committee shall determine Fair Market Value in accordance with the provisions of Section 422 of the Code.

               7.3.3 Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no individual may receive an Incentive Stock Option under the Plan if such individual, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless (i) the Exercise Price for each share of Common Stock subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and (ii) such Incentive Stock Option is not exercisable after the fifth (5th) anniversary of the date of grant.

               7.3.4 Limitation on Grants. The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000. If an Incentive Stock Option is granted pursuant to which the aggregate Fair Market Value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation, and any Options issued subsequently in the same calendar year, shall be treated as a Non-qualified Stock Option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which Incentive Stock Options may be granted under this Plan and all such other plans.

               7.3.5 Limitation on Issuances. The aggregate amount of Incentive Stock Options granted pursuant to the Plan shall not exceed 3,000,000 shares.

          7.4 Option Agreement. All Options granted pursuant to the Plan shall be evidenced by an Option Agreement, to be executed by the Company and the Participant, in such form or forms as the Committee shall determine. Option Agreements may contain different provisions, provided, however, that all such Option Agreements shall comply with all terms of the Plan.

          7.5 Exercise Price. Subject to the limitations set forth in this Section 7, the Exercise Price shall be fixed by the Committee and stated in each Option Agreement; provided, however, that in no event shall the Exercise Price be fixed below the Fair Market Value.

          7.6 Option Period. Subject to the provisions of Sections 7.3, 7.13, 7.14, 7.15 and 7.16, each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease on the tenth (10th) anniversary of the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option. Notwithstanding the foregoing, the Committee may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Committee in its discretion may determine; provided, however, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed (10) years.

          7.7 Vesting. Each Option Agreement will specify the vesting schedule applicable to the Option granted thereunder. Notwithstanding the foregoing, the Committee may in its discretion provide that any vesting requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

          7.8 Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at the office designated by the Company, addressed to the attention of the President or Chief Financial Officer, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of one hundred (100) shares or the maximum number of shares available for purchase under the Option at the time of exercise.

          7.9 Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; (iii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by delivering a written direction to the Company that the Option be exercised pursuant to a “cashless” exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a “cashless” exercise/loan procedure (pursuant to which the Participants would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to the Company whereby the stock certificate or certificates for the shares of Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that the Company may, in its judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by the delivery of a promissory note of the Participant to the Company on such terms as the Committee shall specify in its sole and absolute discretion; or (v) by a combination of the methods described in clauses (i), (ii), (iii) and (iv). Payment in full of the Exercise Price need not accompany the written notice of exercise if the Option is exercised pursuant to the “cashless” exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

          7.10 Issuance of Certificates. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such shares of Common Stock. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Common Stock covered thereby are fully paid and issued to him and, except as provided in Section 9 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

          7.11 Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

          7.12 Transferability. No Incentive Stock Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution. No Non-qualified Stock Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution; provided, however, that Non-qualified Stock Options may be transferred or assigned to (i) family members or entities (including trusts) established for the benefit of the Participant or the Participant’s family members or (ii) any other affiliate, as permitted by applicable securities law. Any Option assigned or transferred pursuant to this Section 7.12 shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer; provided, however, that any Option transferred for value may not be exercised under any Registration Statement on Form S-8 and upon exercise of such transferred Option the holder would only be entitled to receive shares of restricted stock that have not been registered under the Securities Act.

          7.13 Termination of Employment. Unless otherwise provided in an Option Agreement, upon the termination of the employment or other service of a Participant with the Company, other than by reason of Cause, death or Disability, any Option granted to such Participant which has vested as of the date upon which the termination occurs shall be exercisable for a period not to exceed ninety (90) days after such termination. Upon such termination, the Participant’s unvested Options shall expire and the Participant shall have no further right to purchase shares of Common Stock pursuant to such unvested Option. Notwithstanding the provisions of this Section 7.13, the Committee may provide, in its discretion, that following the termination of employment or service of a Participant with the Company (for any reason), a Participant may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7.6 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 7.7 above. Unless otherwise determined by the Committee, temporary absence from employment or service because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute a termination of employment or service with the Company.

          7.14 Termination of Employment for Cause. Upon termination of the employment or other service of a Participant with the Company for Cause, any Option granted to the Participant shall expire immediately and the Participant shall have no further right to purchase shares of Common Stock pursuant to such Options. The Committee shall determine whether Cause exists for purposes of this Plan.

          7.15 Termination of Employment by Disability. Unless otherwise provided in an Option Agreement, if a Participant terminates employment or service with the Company by reason of a Disability of such Participant, the Participant has the right, at any time within a period not to exceed one (1) year after such termination and prior to the termination of the Option pursuant to Section 7.6 above, to exercise, in whole or in part, any vested portion of the Options held by the Participant on the date the Participant’s employment or service terminated. Unless otherwise provided in an Option Agreement, if a Participant terminates employment or service with the Company by reason of a Disability, any unvested Options shall terminate. Notwithstanding the provisions of this Section 7.15, the Committee may provide, in its discretion, that following the termination of employment or service of a Participant with the Company (for any reason), a Participant may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7.6 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 7.7 above.

          7.16 Termination of Employment by Death. Unless otherwise provided in an Option Agreement, if a Participant terminates employment or service with the Company by reason of the death of such Participant, all outstanding Options held by the Participant at the time of death shall immediately vest and the Participant’s estate, the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option (whichever is applicable) has the right, at any time prior to the termination of the Option pursuant to Section 7.6 above, to exercise, in whole or in part, any portion of the Options held by the Participant on the date the Participant’s employment or service terminated.

          7.17 Grants of Options to Independent Directors. Options granted to an Independent Director shall be made in accordance with the following provisions:

               7.17.1 Each person who is initially elected to the Board after the Effective Date, or who is a member of the Board on the Effective Date and who is an Independent Director at the time of such initial election shall automatically be granted a Non-qualified Stock Option to purchase one hundred thousand (100,000) shares of Common Stock (subject to adjustments as provided in Section 9) on the date of such initial election, or the Effective Date, respectively, provided, however, that the number of shares of Common Stock subject to any Non-qualified Stock Option awarded under this Section 7.17.1 shall be reduced by the number of shares of Common Stock subject to any option granted to an Independent Director pursuant to any other stock incentive plan maintained by the Company.

               7.17.2 The Committee may make an annual grant of Non-qualified Stock Options to all Independent Directors, in an amount not to exceed fifty thousand (50,000) for each Independent Director; provided, however, that no Option shall be granted to an Independent Director under this Section 7.17.2 during any year in which such Independent Director received an Option pursuant to Section 7.17.1.

               7.17.3 In addition to any other grants made to Independent Directors under this Section 7.17, the Committee may from time to time grant Non-qualified Stock Options to any Independent Director, in its sole discretion, and subject to the applicable limitations of the Plan.

               7.17.4 The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the option is granted.

               7.17.5 Subject to the provisions of this Section 7, (a) any Option granted to an Independent Director pursuant to Section 7.17.1 shall vest and become exercisable in cumulative annual installments of 50% each on the first anniversary of the date the Non-qualified Stock Option was granted and 25% on the second and third anniversaries and (b) any other Options granted to an Independent Director pursuant to Sections 7.17.2 or Sections 7.17.3 shall vest and become exercisable in accordance with the terms of the Option, as determined by the Committee in its sole discretion; provided, however, any Option granted to an Independent Director may in the sole discretion of the Committee vest and become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company’s retirement policy applicable to directors.

               7.17.6 The term of any Non-qualified Stock Option granted to an Independent Director shall not be more than ten (10) years from the date the Option is granted.

               7.17.7 No portion of an Option that is unexercisable upon a termination of the Independent Director’s services with the Company, for any reason, shall thereafter become exercisable.

               7.17.8 Vested portions of any Options granted to an Independent Director shall not be exercisable after the first to occur of the following events:

               (i) the expiration of twelve (12) months from the date of the Independent Director’s death or a termination of the Independent Director’s services with the Company by reason of a Disability;

               (ii) the expiration of three (3) months from the date the Independent Director’s services with the Company are terminated for any reason other than death or Disability; or

               (iii) the expiration of ten (10) years from the date the Option was granted.

     8. RESTRICTED STOCK UNITS

          8.1 Grant of Restricted Stock Units. Subject to the provisions of the Plan and the limitation set forth in Section 6, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine, Restricted Stock Units. Each Restricted Stock Unit shall be equivalent in value to one share of Common Stock. Each grant of Restricted Stock Units shall satisfy the requirements as set forth in this Section 8.

          8.2 Restricted Stock Unit Agreement. All Restricted Stock Units granted pursuant to the Plan shall be evidenced by a Restricted Stock Unit Agreement, to be executed by the Company and the Participant, in such form or forms as the Committee shall determine. Each Restricted Stock Unit Agreement shall specify the number of Restricted Stock Units awarded to the Participant, the applicable Restriction Periods and contain such provisions and restrictions (or no restrictions) as the Committee shall deem appropriate on the date the Restricted Stock Units are granted. Restricted Stock Unit Agreements may contain different provisions; provided, however, that all such Restricted Stock Unit Agreements must comply with all terms of the Plan.

          8.3 Restrictions. The Committee shall impose such restrictions (or no restrictions) on any Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, vesting restrictions, restrictions based upon the achievement of specific company-wide performance goals, divisional performance goals, individual performance goals and/or restrictions under applicable federal or state securities laws.

          8.4 Payment. Upon expiration of the Restriction Period applicable to a Restricted Stock Unit, the Participant shall, without payment on his part, be entitled to receive payment in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by the Restricted Stock Units. Such payment shall be made in the form of Common Stock equal to the number of Restricted Stock Units with respect to which such payment is made.

          8.5 Dividend Equivalents. A Participant whose Restricted Stock Units have not previously terminated shall be entitled to receive payment in an amount equal to each cash dividend the Company would have paid to such Participant after the grant of such Restricted Stock Units and prior to the lapse of restrictions relating thereto as if the Participant had been the owner of record of the shares of Common Stock covered by such Restricted Stock Units on the record date for the payment of such dividend and as if such Restricted Stock Units were not subject to restrictions. Payments of such dividend equivalent shall be made on the payment date of the cash dividend with respect to which it is made, or as soon as practicable thereafter.

          8.6 Issuance of Common Stock Subject to Restrictions. The Committee may in its sole discretion cause the shares of Common Stock underlying any particular grant of Restricted Stock Units to be issued in the Participant’s name prior to lapse of restrictions thereon and treat such Common Stock as outstanding for all purposes. The Participant shall have all rights of a stockholder, including the right to receive dividends paid on the shares of Common Stock issued under this Section 8.6 and the right to vote such shares, subject to any other restrictions set forth in the Plan. In addition, as security for the return of such Common Stock in the event of forfeiture, the Committee may require that the Participant pledge the shares of such Common Stock to the Company, and the certificates evidencing such Common Stock be retained by the Company until the restrictions relating thereto lapse.

          8.7 Transferability. Unless otherwise provided in the Restricted Stock Unit Agreement, Restricted Stock Units shall not be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution; provided, however, that Restricted Stock Units may be transferred or assigned to (i) family members or entities (including trusts) established for the benefit of the Participant or the Participant’s family members or (ii) any other affiliates, as permitted by applicable securities law. Any Restricted Stock Unit assigned or transferred pursuant to this Section 8.7 shall continue to be subject to the same terms and conditions as were applicable to the Restricted Stock Unit immediately before the transfer; provided, however, upon maturity of any Restricted Stock Unit transferred for value, the Company may not issue shares of Common Stock under any Registration Statement on Form S-8 and the holder of such Restricted Stock Unit would only be entitled to receive shares of restricted stock that have not been registered under the Securities Act.

          8.8 Termination of Employment or Service. Unless otherwise provided in a Restricted Stock Unit Agreement, if the Participant’s employment or service with the Company terminates for any reason other than death or Disability during the Restriction Period, all Restricted Stock Units held by the Participant which are still subject to the Restriction Period shall be forfeited immediately; provided, however, that in the event of a termination of the Participant’s employment, other than for Cause, the Committee, in its sole discretion, may waive the automatic forfeiture of any or all such Restricted Stock Units.

          8.9 Termination of Employment or Service by Death or Disability. Unless otherwise provided in a Restricted Stock Unit Agreement, if a Participant’s employment or service with the Company terminates by reason of death or Disability, any remaining Restriction Period shall terminate and, except as otherwise provided in this Section 8, the Participant shall receive payment in accordance with Section 8.4.

     9. RECAPITALIZATION, CHANGE IN CONTROL AND OTHER CORPORATE EVENTS

          9.1 Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, or reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of the Company or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, a corresponding appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of Common Stock available under the Plan, (ii) in the number and kind of shares of Common Stock issuable upon exercise or vesting of an outstanding Award or upon termination of the Restriction Period applicable to a Restricted Stock Unit granted under the Plan, and (iii) in the Exercise Price per share of outstanding Options granted under the Plan.

          9.2 Reorganization. Unless otherwise provided in an Award Agreement, in the event of a Reorganization of the Company, the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that some or all outstanding Awards shall become immediately exercisable, vested or entitled to payment. In the event of a Reorganization of the Company the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that Options shall terminate upon the Reorganization, provided however, that Optionee shall have the right, immediately prior to the occurrence of such Reorganization and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part. In the event that the Committee does not terminate an Option upon a Reorganization of the Company then each outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization.

          9.3 Change in Control.

               9.3.1 In the event of a Change in Control, notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to any Award, such Award shall become immediately vested and, to the extent applicable, exercisable for such period of time specified in the Award Agreement with respect to one hundred percent (100%) of the shares subject to such Award.

               9.3.2 In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which Performance Criteria with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Criteria for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Criteria, and (iii) cause all previously deferred Awards to be settled in full as soon as possible.

               9.3.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participant’s rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

          9.4 Change in Status of a Subsidiary. Unless otherwise provided in an Award Agreement, in the event that a subsidiary of the Company ceases to be a subsidiary whose financial statements are consolidated with the financial statements of the Company in accordance with generally accepted accounting principles, the Committee may, in its sole and absolute discretion, on a case-by-case basis (i) provide that some or all outstanding Awards held by a Participant employed by or performing service for such subsidiary may become immediately exercisable, vested or entitled to payment or (ii) treat the Award as terminated, in which case the Participant shall no longer be entitled to exercise or payment of the Award in accordance with the Plan, but only if such Participant is not employed by the Company or any subsidiary immediately after such event.

          9.5 Adjustments. Adjustments under this Section 9 related to stock or securities of the Company shall be made by the Committee whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

          9.6 No Limitations. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     10. REQUIREMENTS OF LAW

          10.1 Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual holding the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option, the exercise of an Option or the issuance of shares pursuant to the exercise of an Option or expiration of a Restriction Period to comply with any law or regulation of any governmental authority.

          10.2 Registration. At the time of any exercise of any Option or receipt of Common Stock pursuant to an Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option or receipt of Common Stock and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part and the Common Stock may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion.

          10.3 Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option or the grant of Common Stock pursuant to an Award, including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person’s wages or compensation due to such person, or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

          10.4 Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

          10.5 Governing Law. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada.

     11. AMENDMENT AND TERMINATION OF THE PLAN

     The Committee may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Articles of Incorporation and Bylaws of the Company shall be required for (i) any amendment that changes the requirements as to Eligible Individuals to receive Awards under the Plan, (ii) any amendment that increases the maximum number of shares of Common Stock in the aggregate that may subject to Awards that are granted under the Plan (except as permitted under Section 9 hereof), or (iii) any amendment, if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded. Except as permitted under Section 11 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan.

     12. PROVISIONS APPLICABLE TO COVERED EMPLOYEES

          12.1 Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Covered Employee. The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code. To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted pursuant to the Plan which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

          12.2 Limitations. Furthermore, notwithstanding any other provision of the Plan or any Award which granted to a Covered Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

          12.3 Maximum Awards. The maximum number of shares of Common Stock subject to Awards that may be granted during any calendar year to a Covered Employee shall be two hundred thousand (200,000).

     13. OWNERSHIP AND TRANSFER RESTRICTIONS

     The Committee, in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option at its deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such holder or (b) one year after the transfer of such shares to such holder.

     14. LIMITATIONS ON RE-PRICING AND EXCHANGE OF OPTIONS

     The approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the matter, or by written consent in accordance with applicable state law and the Articles of Incorporation and Bylaws of the Company shall be required for (i) the re-pricing of any Option granted under the Plan, or (ii) the exchange of any outstanding Option granted under the Plan for a new Option with an Exercise Price that is lower than the Exercise Price of the Option that is surrendered by the Optionee.

     15. THE COMPANY’S RIGHT TO PURCHASE OPTION STOCK AND VESTED SHARES

     The Company shall have the right to repurchase any Award Shares issued pursuant to an Award Agreement following the termination of the employment or service of the holder of the Award Shares with the Company for any reason. The price for repurchasing the Award Shares shall be paid in cash and shall be equal to the Fair Market Value of such shares. Should the Company fail to exercise such repurchase right within ninety (90) days following the later of (i) the Award holder’s termination of employment or service or (ii) the date the Common Stock was issued, the Company shall be deemed to have waived such right.

     16. DISCLAIMER OF RIGHTS

     No provision in the Plan, any Award granted or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any Participant, at any time, or to terminate any employment or other relationship between any individual and the Company. A holder of an Award shall not be deemed for any purpose to be a stockholder of the Company with respect to such Award except to the extent that such Award shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder, or except as expressly provided by the Committee in writing. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 9 hereof.

     17. NONEXCLUSIVITY OF THE PLAN

     The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Committee in its discretion determines desirable, including, without limitation, the granting of stock options other than under the Plan.

     18. SEVERABILITY

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     19. NOTICES

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President or Chief Financial Officer and if to the Participant, to the address of the Participant as appearing on the records of the Company.

SINO SILVER CORP.
555 Burrard Street, Suite 900
Vancouver, British Columbia V7X 1M8

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Ian G. Park and Gary Harbottle, and each of them, with full power of substitution, proxies of the undersigned, to attend and vote all the shares of common stock, $.001 par value, of Sino Silver Corp., a Nevada corporation (“Sino Silver”), which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at Sino Silver Corp., 555 Burrard Street, Suite 900, Vancouver, British Columbia V7X 1M8 at 10:00 a.m., local time, on June 27, 2005, or any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to cast if personally present upon the matters referred to on this proxy and, in their discretion, upon any other business as may come before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

Proposal 1 – To elect as directors of Sino Silver nominees #01, #02, #03, #04 and #05 to serve a term of one year and, in each case, until their successors are duly elected and qualified.

☐ FOR	WITHHOLD ☐ AUTHORITY	☐ EXCEPTION	(01) Ian G. Park (02) Harry Hopmeyer (03) Randy Martin (04) R. X. Xu (05) Vincent Joe

Instructions: To withhold authority to vote for an individual nominee mark “Exception” and write that nominee’s number in the space provided above.

Proposal 2 – To Approve the Reincorporation of Sino Silver Corp. in Delaware.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

Proposal 3 – To Approve the 2005 Sino Silver Corp. Equity Participation Plan.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

Proposal 4 – In their discretion the individuals designated to vote this proxy are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposals as set forth herein.

     The undersigned acknowledges receipt of Notice of Annual Meeting of Stockholders, dated May ___, 2005, and the accompanying Proxy Statement.

     Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SIGNATURE(S)                               DATE

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.